UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 11, 2024
_______________________________________

STEM, INC.

(Exact name of registrant as specified in its charter)
_______________________________________

Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Embarcadero Center, Suite 710, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2024, Stem, Inc. (the “Company”) announced that Mr. John Carrington stepped down as Chief Executive Officer of the Company and as a member of the Company’s board of directors (the “Board”), effective September 11, 2024. Mr. Carrington will serve as a strategic advisor to the Company from September 11, 2024 through December 31, 2024 (the “Transition Period”) in order to facilitate an orderly transition.

The Company and Mr. Carrington are negotiating a severance agreement, as well as a transition services agreement for his service during the Transition Period. Upon the execution of such agreements, the Company will file an amendment to this report.

In addition, on September 16, 2024, the Company announced that on September 11, 2024, the Board appointed the Board’s current Chairman and Executive Chair, Mr. David Buzby, age 64, as the Company’s interim Chief Executive Officer (“Interim CEO”), effective September 11, 2024. After his appointment as Interim CEO, Mr. Buzby will continue to serve as the Chairman of the Board and Executive Chair.

Mr. Buzby serves as Chairman of Wondrwall Group Ltd., a UK-based developer of integrated software and hardware systems designed to reduce energy costs and create net-zero homes. Prior to joining Wondrwall in November 2023, he served as an investment advisory committee member at the PRIME Coalition, a 501(c)(3) charity focused on accelerating climate technology, from April 2016 through May 2022. He also has served as the Chief Executive Officer of Bright Plain Renewable Energy, LLC, a company focused on the acquisition and management of solar projects from May 2011 through January 2016. Mr. Buzby holds a Master of Business Administration from Harvard Business School and a Bachelor of Arts degree from Middlebury College.

On September 16, 2024, Mr. Buzby entered into an executive employment agreement (the “Agreement”) with the Company in connection with his appointment as Executive Chair, as previously disclosed, and Interim CEO, as disclosed herein. Under the Agreement, Mr. Buzby will serve as Executive Chair and Interim CEO until December 31, 2024, and will receive an annualized base salary of $600,000, less applicable taxes, payroll deductions and withholdings, to be prorated for the total duration of his service in 2024. In connection with his service, he will also receive (a) a cash incentive award under the Company’s annual incentive plan with a target bonus opportunity of 125% of his annual base salary, subject to the Company’s performance and a guaranteed minimum payout of 50% of the target bonus opportunity, to be prorated for the total duration of his service in 2024, and (b) a grant of 400,000 stock options, with an exercise price of $1.00, vesting ratably each month over the term of his service as Executive Chair and Interim CEO, subject to (i) his continued service as Executive Chair and Interim CEO through the applicable vesting dates and (ii) accelerated vesting of all unvested stock options in the event the Company undergoes a change in control or Mr. Buzby is terminated without cause prior to December 31, 2024. During the term of his service, Mr. Buzby will also be entitled to reimbursement of temporary housing expenses not to exceed $6,700 per month and reasonable travel and transportation expenses.

For so long as Mr. Buzby is serving as Executive Chair and Interim CEO, he will not be entitled to any additional cash compensation for his service as Chairman of the Board. All restricted stock units previously granted to Mr. Buzby will continue to vest in accordance with the original terms thereof.

The foregoing is a summary description of certain material terms of the Agreement and, by its nature, is incomplete. It is qualified in its entirety by the full text of the Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2024. The Current Report on Form 8-K filed by the Company on August 8, 2024, which reported Mr. Buzby’s appointment as Executive Chair, is hereby amended by the foregoing summary of the Agreement.

There is no arrangement or understanding between Mr. Buzby and any other person pursuant to which he was appointed as an officer of the Company. Mr. Buzby has no family relationship with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. In addition, he is not party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
On September 16, 2024, the Company issued a press release announcing the leadership change described above. A copy of the press release is furnished as Exhibit 99 hereto and incorporated into this Section 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as part of this report:

Exhibit No.	Description
99	Stem, Inc. Press Release dated September 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: September 16, 2024	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Corporate Secretary
_____________________________________________________________________________________________
4